UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2024, Sonida Senior Living, Inc., through various wholly-owed subsidiaries (the “Company”), entered into eight asset purchase agreements (the “Palm PSAs”) with various affiliates of Principal Senior Living Group, pursuant to which the Company will acquire eight senior living communities (each, a “Palm Community” and collectively, the “Palm Communities”) for an aggregate cash purchase price of $102.9 million, subject to customary closing conditions (such acquisition, the “Palm Acquisition”). The Company paid $750,000 earnest money upon entering into the Palm PSAs. Five of the Palm Communities are located in Florida and the other three Palm Communities are located in South Carolina. The Company expects the Palm Acquisition to close in late September 2024, subject to customary closing conditions.

The Palm PSAs contain customary representations, warranties and covenants and are substantially identical in all material respects, except with respect to identifying the applicable Palm Community and its individual purchase price and earnest money, and identifying the specific parties thereto as well as certain other similar variables.

The foregoing description of the Palm PSAs is not complete and is qualified in its entirety by reference to the full text of the form of Palm PSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Asset Purchase Agreement, dated August 12, 2024, by and between affiliates of the Company and Principal Senior Living Group.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

Safe Harbor

The forward-looking statements in this Current Report on Form 8-K, including, but not limited to, statements relating to the timing and completion of the Palm Acquisition, are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to close the Palm Acquisition; the satisfaction of all conditions to closing of the Palm Acquisition; other risks related to the consummation of the Palm Acquisition, including the possibility that the expected benefits and our projections related to the Palm Acquisition may not materialize as expected and the risk that the closing of the Palm Acquisition will not be consummated within the expected time period or at all; the costs related to the Palm Acquisition; the impact of the Palm Acquisition on the Company’s business; any legal proceedings that may be brought related to the Palm Acquisition; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIDA SENIOR LIVING, INC.

By:	/s/ David R. Brickman
Name:	David R. Brickman
Title:	Senior Vice President, Secretary and General Counsel

Date: August 15, 2024